SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14-12

                              DGSE Companies , Inc.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     1)   Title of each class of securities to which transaction applies:

          ______________________________________________________________________

     2)   Aggregate number of securities to which transaction applies:

          ______________________________________________________________________

     3) Per unit price or other underlying value of transaction computed to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ______________________________________________________________________
     4)   Proposed maximum aggregate value of transaction:


          ______________________________________________________________________

     5)   Total fee paid:

          ______________________________________________________________________

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filling for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:_______________________________________________

     2)   Form, Schedule or Registration No.:___________________________________

     3)   Filing Party; ________________________________________________________

     4)   Date Filed: __________________________________________________________

                              DGSE Companies, INC.


                                ----------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To be held June 21, 2004



Notice is hereby given that the Annual Meeting of Shareholders of DGSE Companies, Inc. will be held on Monday, June 21, 2004, at 6:00 P.M. at the Company's executive offices at 2817 Forest Lane, Dallas, Texas 75234, for the purpose of considering and voting upon:

     1.   The election of Directors.

     2.   The proposal to approve the Company's stock option plan.

     3. Transacting such other business as may properly come before the meeting.

The close of business on April 26, 2004, has been fixed as the record date for determining the shareholders entitled to notice of and to vote at this meeting and any adjournment thereof, and only shareholders of record on such date shall be entitled to notice of and to vote at the meeting.

Please promptly date, sign and mail the enclosed proxy using the enclosed return envelope which needs no postage if mailed within the United States.




                               By order of the Board of Directors




                               Dr. L.S. Smith, Ph.D
                               Chairman of the Board and Secretary

Dated: May 5, 2004

                                 PROXY STATEMENT

                                ----------------

                              DGSE Companies, Inc.
                                2817 Forest Lane
                               Dallas, Texas 75234

                                 ---------------


                         ANNUAL MEETING OF SHAREHOLDERS


This statement is furnished to shareholders in connection with the solicitation by the Board of Directors of DGSE Companies, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on June 21, 2004, at 6:00 P.M. at the Company's executive offices at 2817 Forest Lane, Dallas, Texas 75234, and any adjournment thereof. This proxy statement and the proxies solicited hereby are first being sent or delivered to shareholders on or about May 5, 2004. Certain employees of the Company may solicit proxies by telephone or in person. The expense of preparing, printing and mailing the proxies will be borne by the Company. A copy of the Company's Annual Report on Form 10-KSB (including the financial statements) ("Form 10-KSB") is enclosed herewith.


                                     VOTING

The proxy may be revoked by the shareholder at any time prior to its use. If it is signed properly by the shareholder and is not revoked, it will be voted at the meeting. If a shareholder specifies how the proxy is to be voted with respect to the election of Directors and approval of the Company's stock option plan, it will be voted in the manner specified on the enclosed proxy. If no instructions are received, the proxy will be voted for the proposals as set forth in the proxy.

At the close of business on April 26, 2004, 4,913,290 shares of the Company's Common Stock, par value $.01 per share, were outstanding and eligible for voting at the meeting. Each shareholder of record is entitled to one vote for each share held in all matters to come before the meeting. Only shareholders of record at the close of business on April 26, 2004, are entitled to notice of and to vote at the meeting.

                              ELECTION OF DIRECTORS

The Company's Board of Directors at a meeting held on March 18 2004, nominated five persons to be elected at the Annual Meeting to serve as Directors of the Company for a term of one year and until their respective successors shall have been elected and shall have qualified.

It is the intention of the persons named in the proxy to vote for the election of the persons named below. If any nominee is unable or unwilling to serve, which the Board of Directors does not anticipate, the persons named in the proxy will vote for another person in accordance with their judgment.

The following table and notes thereto set forth the age, principal occupation, period of time served as a Director of the Company, business experience, and other directorships held by each of the five nominees for election as Directors:

                                                                   Year First
                                                                    Elected
                                                                  Director or
                                                                   Appointed
                                                                   Officer of
     Name                       Age       Position                  Company
     ----                       ---       --------                -----------

Dr. L.S. Smith
Ph.D (1)                        57        Chairman of the             1980
                                          Board of Direc-
                                          tors, Chief
                                          Executive Officer
                                          and Secretary

W.H. Oyster (2)                 51        Director, Presi-            1990
                                          dent and Chief
                                          Operating Officer

John Benson (3)                 58        Director and                1992
                                          Chief Financial
                                          Officer
William P. Cordeiro (4)         59        Director                    1999

James Walsh (5)                 53        Director                    1999

Business Experience During Last Five Years
------------------------------------------

     (1) Chairman of Board of Directors, and Chief Executive Officer and Secretary of the Company since 1980.

     (2) Director, President and Chief Operating of the Company since January 1990.

     (3) Director, Chief Financial Officer of the Company since December 1992 and member of the Audit Committee since June 1999.

     (4) Director and independent member of the Audit Committee of the Company since June 1999. Management Professor, School of Business and Economics, California State University since June 1990. Partner, Bartik, Cordeiro & Associates, Inc., a management consulting firm since January 1990.

     (5) Director and independent member of the Audit Committee of the Company since June 1999. Chairman of the Board and Chief Executive Officer of Hawaiian Vintage Chocolate Company, Inc., ("HVCC") since July 1993.





               PROPOSAL TO APPROVE THE COMPANY'S STOCK OPTION PLAN

Shareholders will be asked at the annual meeting to vote on a proposal to approve the Company's stock option (the "Plan") adopted effective January 1, 2004. A complete copy of the Plan is attached to this Proxy Statement as Appendix A.

The purpose of the Plan is to provide additional incentive to officers, directors and key employees of the Company by encouraging them to acquire new or additional share ownership in the Company, thus increasing their proprietary interest in the Company's business and providing them with an increased personal interest in the Company's continued success and progress. These objectives will be promoted through the grant of options to acquire the Company's Common Stock, $ .01 par value per share (" Shares"), pursuant to the terms of the Plan.

The aggregate number of Shares for which options may be granted under the Plan shall be One Million Seven Hundred Thousand (1,700,000) including One Million Four Hundred Twenty Thousand Six Hundred Thirty Four (1,420,634) Shares reserved under options previously granted and currently outstanding. The following table sets forth shares reserved under options currently outstanding and additional Shares reserved for future grants under the Plan:

                                                       AVERAGE
                                                      PER SHARE
                                          NUMBER OF    OPTION
                                            SHARES      PRICE
                                          ---------   ---------

Shares reserved for current
Outstanding options:
     Officers and Directors               1,280,634   $    1.99
     All others                             140,000   $    3.04
                                          ---------   ---------
              Total outstanding           1,420,634   $    2.09
                                                      =========
 Shares reserved for future grants          279,366
                                          ---------
                  Plan Total              1,700,000
                                          =========


The Board of Directors of the Company in its sole discretion may grant options to purchase Shares under the Plan. The price at which shares may be purchased pursuant to an option under the Plan shall be the closing market value as of the date the option is granted.

Each option granted under the Plan shall expire and all rights there under shall cease on the date which shall be the six month anniversary of the date of termination of employment or service as a director with the Company of the option holder.

 Options granted under the plan may be exercised, in whole or in part, at any time on or after the date of grant.

Unless amended by the Board of Directors of the Company and approved by Shareholders of the Company, the Plan and all options granted thereunder will automatically terminate on December 31, 2113.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table and notes thereto set forth certain information as of April 26, 2004, pertaining to securities ownership by persons known to the Company to own 5% or more of the Company's Common Stock.

The information contained herein has been obtained from the Company's records, from various filings made by the named individuals with the Securities and Exchange Commission, or from information furnished directly by the individual or entity to the Company:

    Name and address             Amount and nature            Percent
  of beneficial owner          of beneficial owner(1)       of class(1)
  -------------------          ----------------------       -----------

Dr. L. S. Smith, Ph.D               2,666,233 (2)              46.3%
  2817 Forest Lane
  Dallas, Texas 75234

Howard P. Alan-Lee                    250,000                   5.1%
  11230 Dilling Street
  North Hollywood,
  California 91602

John Michael Paulson                  275,000 (3)               5.6%
  2250 East Tropicana
  # 19-121, Las Vegas,
  Nevada 89119

Edward White                          275,000 (3)               5.6%
  21700 Oxnard Street
  Woodland Hills,
  California 91367

W. H. Oyster                          288,615 (4)               5.6%
  2817 Forest Lane
  Dallas, TX 75234
-----------------------------------
     (1) To the best knowledge of the Company, all shares are held of record with sole voting and investment power except as otherwise stated in footnote (3) below. All calculations are based on 4,913,290 shares outstanding as of the above referenced date, adjusted for exercisable stock options.

     (2)  Includes 577,777 and 267,857 shares currently  exercisable under stock
          options   with   exercise   prices  of  $2.25  and  $1.12  per  share,
          respectively.


     (3) Includes 275,000 shares held in the Allen E. Paulson Living Trust of which John Michael Paulson is a co-trustee with Edward White.

     (4) Includes 250,000 shares currently exercisable under a stock option with an average exercise price of $2.23 per share.

                        SECURITY OWNERSHIP OF MANAGEMENT

The following sets forth information as of April 26, 2004, with respect to the Company's Common Stock owned beneficially by persons named therein who are nominees for election as directors of the Company and by directors and officers as a group.

The information contained herein has been obtained from the Company's records, from various filings made by the named individuals with the Securities and Exchange Commission, or from information furnished directly by the individual to the Company:

    Name and address             Amount and nature            Percent
  of beneficial owner          of beneficial owner(1)       of class(1)
  -------------------          ----------------------       -----------
Dr. L. S. Smith, Ph.D.              2,666,233 (2)              46.3%
  2817 Forest Lane
  Dallas, Texas 75234

W. H. Oyster                          288,615 (3)               5.6%
  2817 Forest Lane
  Dallas, TX 75234

John Benson                           160,500 (4)               3.2%
  2817 Forest Lane
  Dallas, TX 75234

William P. Cordeiro
  1340 E. Alosta # 200
  Glendora, CA 91740                   22,500 (5)                .5%

James Walsh
  4614 Kilauea # 435
  Honolou, HI 96816                    23,000 (5)                .5%

All directors and officers         3,160,848  (6)              50.9%
  as a group (5 individuals)
----------------------------
     (1) To the best knowledge of the Company, all shares are held of record with sole voting and investment power. All calculations are based on 4,913,290 shares outstanding as of the above referenced date, adjusted for exercisable stock options.
     (2) Includes 577,777 and 267,857 shares currently exercisable under stock options with exercise prices of $2.25 and $1.12 per share, respectively.
     (3) Includes 250,000 shares currently exercisable under stock options with an average exercise price of $2.23 per share.
     (4) Includes 150,000 shares currently exercisable under stock options with an average exercise price of $2.02 per share.
     (5) Includes 22,500 shares currently exercisable under stock options with an exercise price of $ 2.47 per share.
     (6)  Includes  577,777,   267,857,   250,000,  150,000  and  45,000  shares
          currently exercisable under stock options with an exercise price or average price, as the case may be, of $2.25, $ 1.12, $2.23, $ 2.02 and $2.47, respectively.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and certain officers to send reports of their ownership and of changes in ownership of the Company's Common Stock to the Securities and Exchange Commission. Based on the Company's review of the reports it has received, the Company believes all of its directors and officers complied with all reporting requirements applicable to them with respect to transactions in 2003.

                COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

The business affairs of the Company are managed by or under the direction of the Board of Directors. During 2003, the Company's Board of Directors met six (6) times. All members of the Board of Directors were present at each of the meetings.


The Company does not have a nominating or compensation committee of the Board of Directors, or any committee performing similar functions.

An audit committee of the Board of Directors was formed during June 1999, and met five times during the year 2003. The audit committee oversees the operation of a comprehensive system of internal controls to ensure the integrity of the Company's financial statements and compliance with laws, regulations and corporate policies. The audit committee has reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2003 with senior management. The audit committee has discussed with CF & CO., L.L.P. the independent auditors of the Company, the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees). The audit committee has also received the written disclosures and the letter from CF & CO., L.L.P. required by Independent Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the audit committee has discussed with CF & CO. L.L.P. the independence of CF & CO. L.L.P. as auditor of the Company. Based on the foregoing, the audit committee of the Company has recommended to the Board of Directors that the audited financial statements of the Company be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003 for filing with the United States Securities Exchange Commission. Specific functions and responsibilities of the audit committee are set forth in the charter adopted by the Board of Directors which is attached as Appendix B to this proxy statement. Its members are William P. Cordeiro, James Walsh and John Benson. John Benson is the Chief Financial Officer and as such is not considered to be an independent member of the audit committee.



Compensation of Directors

Directors who are also employees of the Company do not receive any compensation for serving as a director or as a member of a committee of the Board of Directors. Directors who are not employees of the Company receive a fee in the amount of $ 500 for each meeting of the Board of Directors and each committee meeting of the Board of Directors attended. In addition these directors have each been granted options for the purchased of 22,500 shares of the Company's Common Stock at an exercise price equal to the then fair market value of the Company's Common Stock.

                             EXECUTIVE COMPENSATION

The following information is furnished with respect to each of the most highly compensated executive officers of the Company whose cash compensation from the Company and its subsidiaries during the Company's last fiscal year exceeded $ 100,000.

                           SUMMARY COMPENSATION TABLE
                           --------------------------

                              Annual Compensation           Long-Term
                              -------------------          Compensation
                                                              Awards
Name                                                        Securities
and                                                           Under-
Principal                                                     lying
Position               Year        Salary          Bonus     Options
--------------------------------------------------------   ------------

Dr. L.S. Smith         2003       $149,625      $ 57,288        -
Chief Executive        2002       $149,625      $ 38,751     267,857
Officer                2001       $164,803      $   -        577,777

W.H. Oyster            2003       $136,806       $35,009        -
President and          2002       $136,806       $22,876        -
Chief Operating        2001       $160,000       $46,972     100,000
Officer

John Benson            2003       $ 83,363       $22,566        -
Chief Financial        2002       $ 83,363       $10,621        -
Officer                2001       $ 97,500       $20,740      50,000







Securities Authorized for Issuance Under Equity Compensation Plans.

For information required under this section see "PROPOSAL TO APPROVE THE COMPANY'S STOCK OPTION PLAN" above.

                                    AUDITORS


The Company has selected CF & Co., L.L.P. to be its principal accountants for the current fiscal year.

Their fees for the fiscal year ended December 31, 2003, were as follows:

Description of Service                     Amount of Fee
  Audit Fees                                 $ 54,550
  Financial Information System
    Design and Implementation Fees              -0-
  Other Fees                                    7,500(1)
--------------------------------------------------------------------------------
     (1) Fees billed for the preparation of Federal Income Tax Return for the year ended December 31, 2003.

A representative of CF & Co., L.L.P. will be present at the shareholders' meeting and will have the opportunity to make a statement if he desires to do so. Further, the representative of CF & Co., L.L.P. will be available to respond to appropriate questions.


                   SUBMISSION OF SHAREHOLDER PROPOSALS FOR THE
                        2005 ANNUAL SHAREHOLDERS MEETING

Shareholders who wish to submit proposals for inclusion in the proxy statement and for consideration at the annual meeting must do so on a timely basis. In order to be included in the proxy statement for the 2005 annual meeting, proposals must relate to proper subjects and must be received by the Corporate Secretary, DGSE Companies, Inc., 2817 Forest Lane, Dallas, Texas 75234, before January 5, 2005.

                                  OTHER MATTERS

The Board of Directors does not know of any other matters that will be presented for action at the meeting. However, if any matters properly come before the meeting or any adjournments, it is intended that the holders of the proxies named in the accompanying proxy will have discretionary authority to vote the shares represented by the proxies in accordance with their best judgment.


                                              By Order of the Board of Directors



                                              Dr. L. S. SMITH, Ph.D
                                              Chairman of the Board
                                              and Secretary

Appendix A

                              DGSE COMPANIES, INC.
                                STOCK OPTION PLAN

     DGSE COMPANIES, Inc., hereinafter called the "Company," hereby adopts a stock option plan for Officers, Directors and key employees of the Company pursuant to the following terms and provisions:

     1. Purpose of the Plan. The purpose of this plan, hereinafter called the "Plan," is to provide additional incentive to Officers, Directors and key employees of the Company or any of its subsidiaries or encouraging them to acquire a new or an additional share ownership in the Company, thus increasing their proprietary interest in the Company's business and providing them with an increased personal interest in the Company's continued success and progress. These objectives will be promoted through the grant of options to acquire the Company's Common Shares, $ .01 par value per share (the "Common Shares"), pursuant to the terms of the Plan.

     2. Effective Date of the Plan. The Plan shall become effective as of January 1,2004, subject to approval by holders of shares representing a majority of the outstanding voting stock of the Company present at a meeting of shareholders called for that purpose.

     3. Common Shares Subject to the Plan. The Common Shares to be issued upon the exercise of the options granted under the Plan shall be Common Shares of the Company. Either treasury or authorized and unissued Common Shares, or both, as the Board of Directors shall from time to time determine, may be so issued. Common Shares which are the subject of any lapsed, expired or terminated options may be made available for re-offering under the Plan. If an option granted under this Plan is exercised pursuant to the terms and conditions of subsection 5(b), any Common Shares which are the subject thereof shall not thereafter be available for re-offering under the Plan.

     Subject to the provisions of the next succeeding paragraph of this Section 3, the aggregate number of Common Shares for which options may be granted under the Plan shall be One Million Seven Hundred Thousand (1,700,000) Common Shares including the One Million Four Hundred Twenty Thousand Six Hundred Thirty Four (1,420,634) shares reserved under Options to purchase Common Shares currently outstanding.

     In the event that, subsequent to the date of adoption of the Plan by the Board of Directors, the Common Shares should, as a result of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization or other such change, be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, then (i) there shall automatically be substituted for each Common Share subject to an unexercised option (in whole or in part) granted under the Plan, each Common Share available for additional grants of options under the Plan and each Common Share made available for grant to each eligible Director pursuant to Section 4 hereof, the number and kind of shares of stock or other securities into which each outstanding Common Share shall be changed or for which each such Common Share shall be exchanged, (ii) the option price per Common Share or unit of securities shall be increased or decreased proportionately so that the aggregate purchase price for the securities subject to the option shall remain the same as immediately prior to such event, and (iii) the Board of Directors shall make such other adjustments as may be appropriate and equitable to prevent enlargement or dilution of option rights. Any such adjustment may provide for the elimination of fractional shares.

     4. Grant of Options.

          a.Subject to the terms of the Plan (including without limitation the receipt of shareholder approval contemplated by Section 2 hereof), the Board of Director of the Company in its sole discretion may grant non-qualified stock option for Common Shares to Officers, Directors and Key Employees of The Company.

          b. Option Price. The price at which each Common Share may be purchased pursuant to an option granted under the Plan shall be equal to the "fair market value" for each such share as of the date on which the option is granted (the "Date of Grant"), but in no event shall such price be less than the par value of such Common Shares. Anything contained in this subsection (b) to the contrary notwithstanding, in the event that the number of Common Shares subject to any option is adjusted pursuant to
     Section 3, a corresponding adjustment shall be made in the price at which the Common Shares subject to such option may thereafter be purchased.

          c. Duration of Options. Each option granted under the Plan shall expire and all rights to purchase Common Shares pursuant thereto shall cease on the date (the "Expiration Date") which shall be the six month anniversary of the date of termination of employment or service as a Director with the Company of the option holder.



     5. Option Provisions.


          a. Transferability.

          The Options granted under this plan may not be assigned transferred or sold by Optionee.


          b. Exercise of Option. Options granted under this plan may be exercised, in whole or in part, at any time or from time to time, on or after the date hereof, by giving written notice to the Company no less than five days before the Exercise Date (as defined below). Such notice (the "Exercise Notice") shall state: (a) the number of Shares with respect to which the Option is being exercised; (b) the aggregate purchase price to be paid for such Shares;(c) the number of Shares which shall remain subject to the Option after the Exercise Date; and (d) the date on which certificates evidencing the Shares to be acquired shall be delivered to Optionee (the "Exercise Date"). On the Exercise Date, the Company shall deliver to Optionee a certificate representing the Shares being purchased by Optionee and Optionee shall deliver to the Company payment for such Shares which shall be by wire transfer or certified or cashier's check.

          c. Regulatory Compliance. The issuance and sale of the Shares pursuant to the exercise of the Option shall be subject to full compliance with all applicable requirements of law and all certificates representing the Shares shall bear any legend required by applicable securities laws. The Company shall not be obligated to issue the Shares unless they have been registered and qualified under applicable federal and state securities laws or an exemption from such registration and qualification is available and the Company at its option receives an opinion of Optionee's counsel as to the availability of such exemption. Optionee acknowledges that upon request to exercise this option, the company will be required to file appropriate applications to regulatory body for the exchange upon which the company's shares are listed and such application must be approved prior to the physical issuance of such shares.

          d. Controlling Law. This plan shall be interpreted and enforced under the internal laws of the State of Nevada.


          e. Modification. Plan shall not be modified without approval of shareholders.


          f. Termination of Plan. Unless amended by the Board of Directors of the Company and approved by the Shareholders of the Company, this plan and all options granted here under will automatically terminate on December 31, 2113.

Appendix B

                              DGSE COMPANIES, INC.
                             Audit Committee Charter


Organization

This charter governs the operations of the Audit Committee of Dallas Gold & Silver Exchange, Inc. The Audit Committee shall review and reassess this charter on at least an annual basis and obtain the approval of the Board of Directors. The Audit Committee shall be appointed by the Board of Directors and shall consist of at least three directors, two of whom are independent of management and the Company. Members of the Audit Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company and meet the standards of independence required by the NASDAQ or any other exchange on which the common stock of Dallas Gold & Silver Exchange, Inc. is traded. The members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the audit committee, and at least one member shall have accounting or related financial management expertise as required by the rules of the NASDAQ or any other exchange on which the common stock of Dallas Gold & Silver Exchange, Inc. is traded.

The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the Board of Directors. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the Audit Committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the audit committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel at the Company's expense, or other experts for this purpose.

Responsibilities and Processes

The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Audit Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible to best react to changing conditions and circumstances. The audit committee should take the appropriate actions to set the overall corporate "tone' for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Audit Committee may supplement them as appropriate.

     o The Audit Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's shareholders. The Audit Committee and the Board shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The Audit Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Audit Committee shall review and recommend to the Board the selection of the Company's independent auditors.

     o The Audit Committee shall review the interim financial statements with management0 prior to the filing of the Company's Quarterly Reports on Form 1O-Q. Also, the Audit Committee shall discuss the results of the quarterly review and any other matters required to. be communicated to the audit committee by the independent auditors under generally accepted auditing standards. The chair of the Audit Committee may represent the entire committee for the purposes of this review.

     o The Audit Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Reports on Form 1O-K (or the annual reports to shareholders if distributed prior to the filing of Form 1O-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Audit Committee shall discuss the results of the annual audit and any other matters required to be communicated to the audit committee by the independent auditors under generally accepted auditing standards.

                                  FORM OF PROXY
                                  -------------


PROXY         DGSE Companies, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Dr. L. S. Smith and John Benson as Proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote as designed below, all the shares of Common Stock of DGSE Companies, Inc. held of record by the undersigned on April 26, 2004, at the Annual Meeting of Shareholders to be held June 21, 2004, or any adjournment thereof.

1. ELECTION OF DIRECTORS

     FOR all  nominees  listed  below           WITHHOLD  AUTHORITY  to vote for
     (exceptas marked to the contrary           all nominees listed ____
     below) ____


      INSTRUCTION: To withhold authority to vote for any individual, cross out the nominee's name in the List below.

Dr. L. S. Smith   W. H. Oyster   John Benson   William P. Cordeiro   James Walsh

2. APPROVAL  OF STOCK OPTION PLAN
    FOR    _____        AGAINST  ______      ABSTAIN FROM VOTING  _______

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.




THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND FOR PROPOSAL 2.

                        Please sign exactly as name below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                        Dated:_______________________________, 2004

                        Signature__________________________________

                        Signature if held jointly__________________

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.